Exhibit 32.1


                    Bingham Canyon Corporation

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

I, Brett D. Mayer, Principal Executive and Financial Officer of Bingham Canyon Corporation certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a. the quarterly report on Form 10-QSB of the Company for the quarter ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   May 10, 2004
                                     /s/ Brett D. Mayer
                                    _________________________________________
                                    Brett D. Mayer
                                    Principal Executive and Financial Officer